Exhibit 99.1

JOINT FILERS’ SIGNATURES

ESSETIFIN S.P.A.

By:	/s/ Marino Zigrossi

Name: Marino Zigrossi

Title: Managing Director

Date: November 30, 2017

LEADIANT BIOSCIENCES, INC.

By:	/s/ Marino Zigrossi

Name: Marino Zigrossi

Title: Attorney-in-fact

Date: November 30, 2017

Enrico Cavazza

By:	/s/ Marino Zigrossi

Name: Marino Zigrossi

Title: Attorney-in-fact**

Date: November 30, 2017

Francesca Cavazza

By:	/s/ Marino Zigrossi

Name: Marino Zigrossi

Title: Attorney-in-fact**

Date: November 30, 2017

Silvia Cavazza

By:	/s/ Marino Zigrossi

Name: Marino Zigrossi

Title: Attorney-in-fact**

Date: November 30, 2017

Martina Cavazza Preta

By:	/s/ Marino Zigrossi

Name: Marino Zigrossi

Title: Attorney-in-fact**

Date: November 30, 2017

Paolo Cavazza

By:	/s/ Fabio Poma

Name: Fabio Poma

Title: Attorney-in-fact

Date: November 30, 2017

** Power of attorney was previously filed with Securities and Exchange Commission as an exhibit to the Form 3/A filed on October 4, 2017, with respect to the common stock of Fennec Pharmaceuticals, Inc.